 AGREEMENT

 between

 T. ROWE PRICE ASSOCIATES, INC.

 and

 THE T. ROWE PRICE FUNDS

 for

 FUND ACCOUNTING and RELATED ADMINISTRATIVE SERVICES

 TABLE OF CONTENTS

Page

Article A Terms of Appointment/Duties of Price Associates 2

Article B  Fees and Expenses 2

Article C Representations and Warranties of Price Associates 2

Article D Representations and Warranties of the Fund 3

Article E Ownership of Software and Related Material 3

Article F Quality Service Standards 4

Article G Standard of Care/Indemnification 4

Article H Dual Interests 6

Article I Documentation 6

Article J Recordkeeping/Confidentiality 6

Article K Compliance with Governmental Rules and Regulations 7

Article L Term and Termination of Agreement 7

Article M Notice 8

Article N Assignment 8

Article O Amendment/Interpretive Provisions 8

Article P Further Assurances 9

Article Q Maryland Law to Apply 9

Article R Merger of Agreement 9

Article S Counterparts 9

Article T The Parties 9

Article U Directors, Trustees and Shareholders and Massachusetts Business Trust 10

Article V Captions 10

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AGREEMENT made as of the first day of August 1, 2015, by and between T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office and place of business at 100 East Pratt Street, Baltimore, Maryland 21202 (“Price Associates”), and each Fund which is listed on Exhibit A (as such Exhibit may be amended from time to time) and which evidences its agreement to be bound hereby by executing a copy of this Agreement (each such Fund individually hereinafter referred to as “the Fund”, whose definition may be found in Article T);

WHEREAS, pursuant to an Agreement dated as of January 1, 2015, between Price Associates and each of the Funds (the “Current Price Accounting Agreement”), Price Associates has been providing certain accounting, administrative and tax services (the “Current Price Services”) to the Funds;

WHEREAS, pursuant to a Fund Accounting Agreement dated August 1, 2015, each of the Funds has appointed The Bank of New York Mellon (“BNY Mellon”) to provide certain fund accounting, financial reporting and administrative services for the Funds (“BNY Mellon Services”), including certain of the Current Price Services;

WHEREAS, certain of the Current Price Services that are required by the Funds will not be provided by BNY Mellon as BNY Mellon Services, and Price Associates has the capability of providing the Funds with such accounting, administrative and tax support services that are not BNY Mellon Services and related oversight of BNY Mellon Services (“Services”); and

WHEREAS, the Fund desires to terminate the Current Price Accounting Agreement and appoint Price Associates to provide the Services and Price Associates desires to accept such appointment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

A. Terms of Appointment/Duties of Price Associates

 1. Subject to the terms and conditions set forth in this Agreement, the Fund hereby employs and appoints Price Associates to provide, and Price Associates agrees to provide, the Services set forth in Schedule I which include, among other things, all of the Current Price Services that do not constitute BNY Mellon Services and oversight of the BNY Mellon Services. In rendering the services required under this Agreement, Price Associates may, consistent with applicable law from time to time, employ, delegate, or associate with itself such affiliated or unaffiliated person or persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement. Price Associates shall remain liable to the Funds for the performance of such obligations hereunder, to the extent specified in this Agreement, and shall be responsible for any fees that may be charged for such services.

 2. The Fund and Price Associates hereby agree to terminate the Current Price Accounting Agreement, effective as of the date hereof.

B. Fees and Expenses

For the Services performed hereunder, the Fund shall pay the fees and expenses as mutually agreed upon by both parties.

C. Representations and Warrantees of Price Associates

Price Associates represents and warrants to the Fund that:

1. It is a corporation duly organized and existing in good standing under the laws of Maryland.

2. It is duly qualified to carry on its business in Maryland.

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3. It is empowered under applicable laws and by its charter and By-Laws to enter into and perform this Agreement.

4. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

5. It has, and will continue to have, access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

6. The Services provided under this Agreement are different from, and not duplicative of, the BNY Mellon Services. The Services provided under this Agreement are in addition to and not duplicative of the services required to be performed by Price Associates under the Investment Management Agreement between Price Associates and the Fund (the “Investment Management Agreement”).

D. Representations and Warranties of the Fund

The Fund represents and warrants to Price Associates that:

1. It is a corporation or business trust, as the case may be, duly organized and existing and in good standing under the laws of Maryland or Massachusetts, as the case may be.

2. It is empowered under applicable laws and by its Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws and all required proceedings have been taken to authorize it to enter into and perform this Agreement.

E. Ownership of Software and Related Material

All computer programs, magnetic tapes, written procedures, and similar items purchased and/or developed and used by Price Associates in performance of this Agreement shall be the property of Price Associates and will not become the property of the Funds.

3

F. Quality Service Standards/NAV Errors

Price Associates and the Fund may, from time to time, agree to certain quality service standards, with respect to the Services hereunder. In the event Price Associates is the party responsible for causing an error in the computation of the net asset value for a Fund or share class of a Fund (“NAV Error”), the actions that are required to be taken as to such NAV Error shall be made in accordance with the Fund’s Net Asset Value Error Correction Policy and Procedures (“NAV Error Policy”) attached hereto as Schedule II.

G. Standard of Care/Indemnification

Notwithstanding anything to the contrary in this Agreement:

1. Price Associates shall exercise reasonable care in rendering the Services described in this Agreement. Price Associates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund and any of its officers, directors, employees, successors and permitted assigns in connection with the matters to which this Agreement relates, except a loss resulting from Price Associates’ willful misfeasance, bad faith or negligence on its part in the performance of its duties hereunder or from reckless disregard by it of its obligations and duties under this Agreement or except as expressly stated otherwise in the NAV Error Policy.

2. The Fund shall indemnify and hold Price Associates harmless from and against all losses, costs, damages, claims, actions, and expenses, including reasonable expenses for legal counsel, incurred by Price Associates resulting from: (i) any action or omission by Price Associates or its agents or subcontractors in the performance of their duties hereunder; (ii) Price Associates acting upon instructions believed by it to have been executed by a duly authorized officer of the Fund; or (iii) Price Associates acting upon information provided by the Fund in form and under policies agreed to by Price Associates and the Fund. Price Associates shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Price Associates, or

4

where Price Associates has not exercised reasonable care in selecting or monitoring the performance of its agents or subcontractors.

3.  Price Associates shall indemnify and hold harmless the Fund from all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel, incurred by the Fund resulting from the negligence or willful misconduct of Price Associates or which result from Price Associates’ failure to exercise reasonable care in selecting or monitoring the performance of its agents or subcontractors. The Fund shall not be entitled to such indemnification with respect to actions or omissions constituting negligence or willful misconduct of such Fund or its agents or subcontractors; unless such negligence or misconduct is attributable to Price Associates.

4. In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes or other causes reasonably beyond its control, such party shall not be liable to the other party for any loss, cost, damage, claim, action or expense resulting from such failure to perform or otherwise from such causes.

5. Upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim provided, however, that any failure by the indemnified party to provide such notice shall not relieve the indemnifying party of its obligations to indemnify under this Agreement except to the extent that the indemnifying party can demonstrate actual prejudice as a result of such failure. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim, or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party’s prior written consent.

5

6. Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement; provided that the parties acknowledge that any and all liabilities incurred by the indemnified party arising out of third-party claims with respect to which the indemnified party is entitled to indemnification pursuant to this Agreement are not and shall not be deemed to be consequential damages

H. Dual Interests

It is understood that some person or persons may be directors, officers, or shareholders of both the Fund and Price Associates (including Price Associates’ affiliates), and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

I. Documentation

As requested by Price Associates, the Fund shall promptly furnish to Price Associates such documents as it may reasonably request and as are necessary for Price Associates to carry out its responsibilities hereunder.

J. Recordkeeping/Confidentiality

1. Price Associates shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable, provided that Price Associates shall keep all records in such form and in such manner as required by applicable law, including the Investment Company Act of 1940 (“the ‘40 Act”) and the Securities Exchange Act of 1934 (“the ‘34 Act”). To the extent that the records prepared and maintained hereunder by Price Associates are records of the Fund required to be maintained and preserved pursuant to the ’40 Act and the rules thereunder, Price Associates agrees that such records are the property of the Fund and will be surrendered promptly upon request.

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2. Price Associates and the Fund agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except: (a) after prior notification to and approval in writing by the other party hereto, which approval shall not be unreasonably withheld and may not be withheld where Price Associates or Fund may be exposed to civil or criminal contempt proceedings for failure to comply; (b) when requested to divulge such information by duly constituted governmental authorities; or (c) after so requested by the other party hereto.

K. Compliance with Governmental Rules and Regulations

Except as otherwise provided in the Agreement and except for the accuracy of information furnished to the Funds by Price Associates, each Fund assumes full responsibility for the preparation, contents and distribution of its prospectuses, and for complying with all applicable requirements of the ’40 Act, the ‘34 Act, the Securities Act of 1933 (“the ‘33 Act”), the Internal Revenue Code (“IRC”), and any laws, rules and regulations of governmental authorities having jurisdiction over the Funds.

L. Term and Termination of Agreement

1. This Agreement shall run for a period of one (1) year from the date first written above and will be renewed from year to year thereafter unless terminated by either party as provided hereunder.

2. This Agreement may be terminated by the Fund upon sixty (60) days’ written notice to Price Associates; and by Price Associates, upon three hundred sixty-five (365) days’ written notice to the Fund unless a shorter termination period is mutually agreed upon by the parties.

3. Upon termination hereof, the Fund shall pay to Price Associates such compensation as may be due as of the date of such termination, and shall likewise

7

reimburse Price Associates for its reasonable out-of-pocket expenses related to its provision of the Services, and Price Associates shall reimburse the Fund for its reasonable costs and out-of-pocket expenses incurred by such Fund in connection with converting such Fund to a successor service provider, including without limitation the delivery to such successor service provider, such Fund and/or other of the Fund’s service providers any of such Fund’s property, records, data, instruments and documents.

M. Notice

Any notice as required by this Agreement shall be sufficiently given (i) when sent to an authorized person of the other party at the address of such party set forth above or at such other address as such party may from time to time specify in writing to the other party; or (ii) as otherwise agreed upon by appropriate officers of the parties hereto.

N. Assignment

Neither this Agreement nor any rights or obligations hereunder may be assigned either voluntarily or involuntarily, by operation of law or otherwise, by either party without the prior written consent of the other party, provided this shall not preclude Price Associates from employing such agents and subcontractors as it deems appropriate to carry out its obligations set forth hereunder.

O. Amendment/Interpretive Provisions

The parties by mutual written agreement may amend this Agreement at any time. In addition, in connection with the operation of this Agreement, Price Associates and the Fund may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions are to be signed by all parties and annexed hereto, but no such provision shall contravene any applicable

8

Federal or state law or regulation and no such interpretive or additional provision shall be deemed to be an amendment of this Agreement.

P. Further Assurances

Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

Q. Maryland Law to Apply

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of Maryland.

R. Merger of Agreement

This Agreement, including the attached Exhibit and Schedule supersedes any prior agreement with respect to the subject hereof, whether oral or written.

S. Counterparts

This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instruments.

T. The Parties

All references herein to "the Fund" are to each of the Funds listed on Exhibit A individually or any class thereof, as if this Agreement were between such individual Fund and Price Associates. In the case of a series Fund or a separate class of shares, all references to “the Fund” are to the individual series, portfolio or class of such Fund, or to such Fund on behalf of the individual series, portfolio or class, as appropriate. The “Fund” also includes any T. Rowe Price Funds that may be established after the execution of this Agreement and that are added to Exhibit A as set forth in the preamble to this

9

Agreement. Any reference in this Agreement to “the parties” shall mean Price Associates and such individual Fund as to which the matter pertains.

U. Directors, Trustees and Shareholders and Massachusetts Business Trust

It is understood and is expressly stipulated that neither the holders of shares in the Fund nor any Directors or Trustees of the Fund shall be personally liable hereunder.

With respect to any Fund which is a party to this Agreement and which is organized as a Massachusetts business trust, the term “Fund” means and refers to the trust established by its applicable trust agreement (Declaration of Trust) as the same may be amended from time to time. It is expressly agreed that the obligations of any such Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement has been authorized by the trustees and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

V. Captions

The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf under their seals by and through their duly authorized officers.

T. ROWE PRICE ASSOCIATES, INC	T. ROWE PRICE FUNDS
By: /s/ William W. Strickland Name: William W. Strickland Title: Vice President	/s/ David Oestreicher Name: David Oestreicher Title: Vice President

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EXHIBIT A

List of Funds/Portfolios

Mutual Fund Entity Name	Reference ID	Entity Type
'40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	DSG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series

12

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Prime Reserve Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund – Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund – Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Focused Bond Fund, Inc.	STI	Mutual Fund
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series

13

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series

14

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund – Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series

15

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund – Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund – Parent

16

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund – Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Prime Reserve Fund, Inc.	PRF	Mutual Fund
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund – Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund – Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund – Parent
T. Rowe Price Government Reserve Investment Fund	GRS	Mutual Fund - Series
T. Rowe Price Reserve Investment Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund – Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund – Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series

17

Mutual Fund Entity Name	Reference ID	Entity Type
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Summit Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series

18

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target Retirement 2005 Fund	TRA	Mutual Fund - Series

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Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target Retirement 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target Retirement 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target Retirement 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target Retirement 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target Retirement 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target Retirement 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target Retirement 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target Retirement 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target Retirement 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target Retirement 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target Retirement 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

20

SCHEDULE I

ACCOUNTING SERVICES

Accounting services for each Fund provided by Price Associates shall include, among other things:

i. oversight of quality control, including processing results related to fund accounting services provided by BNY Mellon and other third party service providers relating to pricing. Such oversight includes, but is not limited to, review of (a) NAV calculations and fund valuations, (b) securities pricing and resolution of pricing exceptions, and (c) calculation and preparation of any financial information or schedules;

ii. facilitating on behalf of the Funds resolution and remediation of fund accounting issues escalated by BNY Mellon and/or the Funds’ other service providers;

iii. calculating and authorizing expense accruals and payments;

iv. reviewing and approving annual expense budgets, including authorizing any adjustments, as needed, in accordance with Fund management specifications;

v. instructing BNY Mellon, and/or providing it with such advice that may be reasonably necessary, to properly account for all financial transactions and to maintain the Fund’s accounting procedures and records so as to ensure compliance with generally accepted accounting principles and tax practices and rules; and

vi. such other accounting services as agreed to by the parties, not otherwise performed by BNY Mellon.

ADMINISTRATIVE SERVICES

Administrative services for each Fund provided by Price Associates shall include, among other things:

i. ensuring maintenance for each Fund of all records that may be reasonably required in connection with the audit performed by each Fund’s independent registered public accountants, or by the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”) or such other Federal or state regulatory agencies;

ii. cooperating with each Fund’s independent registered public accountants and taking all reasonable action in the performance of its obligations under the Agreement to assure that the necessary information is made available to such accountants for the expression of their opinion without any qualification as to the scope of their examination including, but not limited to, their opinion included in each such Fund’s annual report on Form N-CSR and annual amendment to Form N-1A;

21

iii. implementing and maintaining the systems, data storage and reporting necessary to perform services outlined in Schedule I;

iv. administering the Fund’s inter-fund lending program and line of credit arrangements;

v. facilitating the reporting of daily cash flow activity (shareholder activity) to investment staff;

vi. reconciling and providing instructions with respect to redemption fees collected by the Funds’ transfer agent, as applicable;

vii. facilitating requests for data and resolution of any capital stock related accounting discrepancies;

viii. maintaining adequate controls over financial reporting to provide complete and accurate financial information and disclosures that are certified by officers of the Funds. Providing sub-certifications, as requested by officers of the Funds, for the adequacy of such controls and the completeness and accuracy of information included in Form N-CSR, Form N-Q, or any other form that may require certification; and

ix. such other administrative services as agreed to by the parties, not otherwise performed by BNY Mellon or by Price Associates under the Investment Management Agreement.

TAX SUPPORT SERVICES

Tax support services for each Fund provided by Price Associates shall include, among other things:

i. analyzing and/or reviewing investment tax accounting data provided by BNY Mellon in support of dividend computation processes as well as other regulatory tax reporting requirements;

ii. reviewing, preparing for execution and filing the Funds’ federal and state tax returns;

iii. coordinating tax distributions and related services, including coordination of distribution frequency, forecasts, compliance with applicable tax rules and regulations, and tax reporting to the Funds’ shareholders; and

iv. such other tax support services as agreed to by the parties, not otherwise performed by BNY Mellon.

22

AMENDMENT NO. 1

AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

and

THE T. ROWE PRICE FUNDS

for

FUND ACCOUNTING AND RELATED ADMINISTRATIVE SERVICES

The Agreement for Fund Accounting and Related Administrative Services of August 1, 2015, between T. Rowe Price Associates, Inc. and each of the Parties listed on Exhibit A thereto, is hereby amended as of November 3, 2015 by replacing Exhibit A, in its entirety, with amended Exhibit A, attached hereto as Attachment A, by adding T. Rowe Price Mid-Cap Index Fund, T. Rowe Price Mid-Cap Index Fund—I Class, T. Rowe Price Small-Cap Index Fund, and T. Rowe Price Small-Cap Index Fund on behalf of T. Rowe Price Index Trust, Inc.; by changing the name of T. Rowe Price Inflation Focused Bond Fund, Inc. to T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.; and by adding T. Rowe Price Limited Duration Inflation Focused Bond Fund—I Class on behalf of T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.

T. ROWE PRICE FUNDS	T. ROWE PRICE ASSOCIATES, INC.
/s/ Darrell N. Braman ______________________________ Darrell N. Braman Vice President	/s/ David Oestreicher ______________________________ David Oestreicher Vice President

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	DSG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Prime Reserve Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Prime Reserve Fund, Inc.	PRF	Mutual Fund

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Investment Fund	GRS	Mutual Fund - Series
T. Rowe Price Reserve Investment Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Summit Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target Retirement 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target Retirement 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target Retirement 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target Retirement 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target Retirement 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target Retirement 2030 Fund	TRG	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target Retirement 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target Retirement 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target Retirement 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target Retirement 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target Retirement 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target Retirement 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 2

AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

and

THE T. ROWE PRICE FUNDS

for

FUND ACCOUNTING AND RELATED ADMINISTRATIVE SERVICES

The Agreement for Fund Accounting and Related Administrative Services of August 1, 2015, between T. Rowe Price Associates, Inc. and each of the Parties listed on Exhibit A thereto, is hereby amended as of November 3, 2015 and April 27, 2016 by replacing Exhibit A, in its entirety, with amended Exhibit A, attached hereto as Attachment A, by changing the name of the T. Rowe Price Diversified Small-Cap Growth Fund, Inc. corporation to T. Rowe Price Quantitative Management Funds, Inc.; by changing the Entity Type of T. Rowe Price Quantitative Management Funds, Inc. to Mutual Fund - Parent; by changing the name of the T. Rowe Price Diversified Small-Cap Growth Fund series to T. Rowe Price QM U.S. Small-Cap Growth Equity Fund; by adding T. Rowe Price QM Global Equity Fund, T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund, and T. Rowe Price QM U.S. Value Equity Fund as Mutual Fund – Series of the T. Rowe Price Quantitative Management Funds, Inc.; by changing the Entity Type of the T. Rowe Price Health Sciences Fund, Inc. to Mutual Fund – Parent; by changing the Entity Type of the T. Rowe Price Media & Telecommunications Fund, Inc. to Mutual Fund – Parent; by removing “Retirement” from the names of the T. Rowe Price Target Retirement Funds series; by adding T. Rowe Price Global Consumer Fund as a Mutual Fund – Series of the T. Rowe Price International Funds, Inc.; and by changing the name of T. Rowe Price Prime Reserve Portfolio to T. Rowe Price Government Money Portfolio.

T. ROWE PRICE FUNDS	T. ROWE PRICE ASSOCIATES, INC.
/s/ Darrell N. Braman ______________________________ Darrell N. Braman Vice President	/s/ David Oestreicher ______________________________ David Oestreicher Vice President

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Prime Reserve Fund, Inc.	PRF	Mutual Fund

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Investment Fund	GRS	Mutual Fund - Series
T. Rowe Price Reserve Investment Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Summit Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 3

AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

and

THE T. ROWE PRICE FUNDS

for

FUND ACCOUNTING AND RELATED ADMINISTRATIVE SERVICES

The Agreement for Fund Accounting and Related Administrative Services of August 1, 2015, between T. Rowe Price Associates, Inc. and each of the Parties listed on Exhibit A thereto, is hereby amended as of November 3, 2015, April 27, 2016, and July 19, 2016 by replacing Exhibit A, in its entirety, with amended Exhibit A, attached hereto as Attachment A, by adding T. Rowe Price Institutional Cash Reserves Fund as a Mutual Fund – Series of the T. Rowe Price Institutional Income Funds, Inc.

T. ROWE PRICE FUNDS	T. ROWE PRICE ASSOCIATES, INC.
/s/ Darrell N. Braman ______________________________ Darrell N. Braman Vice President	/s/ David Oestreicher ______________________________ David Oestreicher Vice President

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Prime Reserve Fund, Inc.	PRF	Mutual Fund

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Investment Fund	GRS	Mutual Fund - Series
T. Rowe Price Reserve Investment Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Summit Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 4

AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

and

THE T. ROWE PRICE FUNDS

for

FUND ACCOUNTING AND RELATED ADMINISTRATIVE SERVICES

The Agreement for Fund Accounting and Related Administrative Services of August 1, 2015, between T. Rowe Price Associates, Inc. and each of the Parties listed on Exhibit A thereto, is hereby amended as of November 3, 2015, April 27, 2016, July 19, 2016, and August 1, 2016 by replacing Exhibit A, in its entirety, with amended Exhibit A, attached hereto as Attachment A, by changing the name of the T. Rowe Price Prime Reserve Fund, Inc. to T. Rowe Price Government Money Fund, Inc.; by changing the name of the T. Rowe Price Reserve Investment Fund to the T. Rowe Price Government Reserve Fund and by the changing the name of the T. Rowe Price Government Reserve Investment Fund to the T. Rowe Price Treasury Reserve Fund, both Mutual Fund – Series of T. Rowe Price Reserve Investment Funds, Inc.; and by changing the name of the T. Rowe Price Summit Cash Reserves Fund to the T. Rowe Price Cash Reserves Fund, a Mutual Fund – Series of T. Rowe Price Summit Funds, Inc.

T. ROWE PRICE FUNDS	T. ROWE PRICE ASSOCIATES, INC.
/s/ Darrell N. Braman ______________________________ Darrell N. Braman Vice President	/s/ David Oestreicher ______________________________ David Oestreicher Vice President

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Government Money Fund, Inc.	PRF	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 5

AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

and

THE T. ROWE PRICE FUNDS

for

FUND ACCOUNTING AND RELATED ADMINISTRATIVE SERVICES

The Agreement for Fund Accounting and Related Administrative Services of August 1, 2015, between T. Rowe Price Associates, Inc. and each of the Parties listed on Exhibit A thereto, is hereby amended as of November 3, 2015, April 27, 2016, July 19, 2016, August 1, 2016, and October 25, 2016 by replacing Exhibit A, in its entirety, with amended Exhibit A, attached hereto as Attachment A, by changing the name of the T. Rowe Price Short-Term Reserve Fund, Inc. to T. Rowe Price Short-Term Fund; by changing the name of the T. Rowe Price Short-Term Government Reserve Fund to the T. Rowe Price Short-Term Government Fund; by changing the Entity type of T. Rowe Price Financial Services Fund, Inc. to Mutual Fund – Parent; by changing the Entity type of T. Rowe Price Global Technology Fund, Inc. to Mutual Fund – Parent; by changing the Entity type of T. Rowe Price Growth & Income Fund, Inc. to Mutual Fund – Parent; and by adding T. Rowe Price Total Return Fund, Inc. as a Mutual Fund – Parent.

T. ROWE PRICE FUNDS	T. ROWE PRICE ASSOCIATES, INC.
/s/ Darrell N. Braman ______________________________ Darrell N. Braman Vice President	/s/ David Oestreicher ______________________________ David Oestreicher Vice President

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund - Parent
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Government Money Fund, Inc.	PRF	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price Total Return Fund, Inc.	TTF	Mutual Fund - Parent
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 6

AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

and

THE T. ROWE PRICE FUNDS

for

FUND ACCOUNTING AND RELATED ADMINISTRATIVE SERVICES

The Agreement for Fund Accounting and Related Administrative Services of August 1, 2015, between T. Rowe Price Associates, Inc. and each of the Parties listed on Exhibit A thereto, is hereby amended as of November 3, 2015, April 27, 2016, July 19, 2016, August 1, 2016, October 25, 2016, and April 18, 2017 by replacing Exhibit A, in its entirety, with amended Exhibit A, attached hereto as Attachment A, by changing the Entity Type of T. Rowe Price Diversified Mid-Cap Growth Fund, Inc., T. Rowe Price GNMA Fund, T. Rowe Price Government Money Fund, Inc., and T. Rowe Price Tax-Exempt Money Fund, Inc. to Mutual Fund – Parent; by adding T. Rowe Price Retirement Income 2020 Fund as a Mutual Fund – Series on behalf of T. Rowe Price Retirement Funds, Inc.; by adding T. Rowe Price U.S. High Yield Fund as a Mutual Fund – Series on behalf of T. Rowe Price High Yield Fund, Inc.; by changing the name of T. Rowe Price Global Unconstrained Bond Fund to T. Rowe Price Dynamic Global Bond Fund on behalf of T. Rowe Price International Funds, Inc.; and by changing the name of T. Rowe Price International Growth & Income Fund to T. Rowe Price International Value Equity Fund on behalf of T. Rowe Price International Funds, Inc.

T. ROWE PRICE FUNDS	T. ROWE PRICE ASSOCIATES, INC.
/s/ Darrell N. Braman ______________________________ Darrell N. Braman Vice President	/s/ David Oestreicher ______________________________ David Oestreicher Vice President

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund - Parent
T. Rowe Price GNMA Fund	GMA	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	Mutual Fund - Parent
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price International Value Equity Fund	IGI	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price Total Return Fund, Inc.	TTF	Mutual Fund - Parent
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund	RIB	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 7

AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

and

THE T. ROWE PRICE FUNDS

for

FUND ACCOUNTING AND RELATED ADMINISTRATIVE SERVICES

The Agreement for Fund Accounting and Related Administrative Services of August 1, 2015, between T. Rowe Price Associates, Inc. and each of the Parties listed on Exhibit A thereto, is hereby amended as of November 3, 2015, April 27, 2016, July 19, 2016, August 1, 2016, October 25, 2016, April 18, 2017, and July 17, 2017 by replacing Exhibit A, in its entirety, with amended Exhibit A, attached hereto as Attachment A, by adding T. Rowe Price Capital Appreciation & Income Fund, Inc. as a Mutual Fund – Parent; by adding T. Rowe Price Multi-Strategy Total Return Fund, Inc. as a Mutual Fund – Parent; by adding T. Rowe Price International Bond Fund (USD Hedged) as a Mutual Fund – Series on behalf of T. Rowe Price International Funds, Inc.; and removing T. Rowe Price Tax-Free Ultra Short-Term Bond Fund on behalf of T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

T. ROWE PRICE FUNDS	T. ROWE PRICE ASSOCIATES, INC.
/s/Darrell N. Braman Darrrell N. Braman Vice President	/s/ David Oestreicher David Oestreicher Vice President

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Appreciation & Income Fund, Inc.	CAN	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund - Parent
T. Rowe Price GNMA Fund	GMA	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	Mutual Fund - Parent
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price International Value Equity Fund	IGI	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	MSR	Mutual Fund - Parent
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	Mutual Fund - Parent
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund	RIB	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 8

AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

and

THE T. ROWE PRICE FUNDS

for

FUND ACCOUNTING AND RELATED ADMINISTRATIVE SERVICES

The Agreement for Fund Accounting and Related Administrative Services of August 1, 2015, between T. Rowe Price Associates, Inc. and each of the Parties listed on Exhibit A thereto, is hereby amended as of November 3, 2015, April 27, 2016, July 19, 2016, August 1, 2016, October 25, 2016, April 18, 2017, July 17, 2017, and October 30, 2017, by replacing Exhibit A, in its entirety, with amended Exhibit A, attached hereto as Attachment A, by changing the name of T. Rowe Price Capital Appreciation Fund to T. Rowe Price Capital Appreciation Fund, Inc.; by changing the name of T. Rowe Price Equity Income Fund to T. Rowe Price Equity Income Fund, Inc.; by changing the name of T. Rowe Price GNMA Fund to T. Rowe Price GNMA Fund, Inc.; by changing the name of T. Rowe Price New America Growth Fund to T. Rowe Price New America Growth Fund, Inc.; by changing the name of T. Rowe Price State Tax-Free Income Trust to T. Rowe Price State Tax-Free Funds, Inc.; by changing the names of Georgia Tax-Free Bond Fund, Maryland Short-Term Tax-Free Bond Fund, Maryland Tax-Free Bond Fund, Maryland Tax-Free Money Fund, New Jersey Tax-Free Bond Fund, New York Tax-Free Bond Fund, New York Tax-Free Money Fund, and Virginia Tax-Free Bond Fund to T. Rowe Price Georgia Tax-Free Bond Fund, T. Rowe Price Maryland Short-Term Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Money Fund, T. Rowe Price New Jersey Tax-Free Bond Fund, T. Rowe Price New York Tax-Free Bond Fund, T. Rowe Price New York Tax-Free Money Fund, and T. Rowe Price Virginia Tax-Free Bond Fund, respectively, on behalf of T. Rowe Price State Tax-Free Funds, Inc.; by removing T. Rowe Price California Tax-Free Income Trust as a Mutual Fund – Parent; and by changing the names of California Tax-Free Bond Fund and California Tax-Free Money Fund to T. Rowe Price California Tax-Free Bond Fund and T. Rowe Price California Tax-Free Money Fund, respectively, and moving them under T. Rowe Price State Tax-Free Funds, Inc. as Mutual Fund – Series.

T. ROWE PRICE FUNDS	T. ROWE PRICE ASSOCIATES, INC.
/s/Darrell N. Braman Darrell N. Braman Vice President	/s/ David Oestreicher David Oestreicher Vice President

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund, Inc.	CAF	Mutual Fund - Parent
T. Rowe Price Capital Appreciation & Income Fund, Inc.	CAN	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund, Inc.	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund - Parent
T. Rowe Price GNMA Fund, Inc.	GMA	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	Mutual Fund - Parent
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price International Value Equity Fund	IGI	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	MSR	Mutual Fund - Parent
T. Rowe Price New America Growth Fund, Inc.	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Funds, Inc.	STT	Mutual Fund - Parent
T. Rowe Price California Tax-Free Bond Fund	CAB	Mutual Fund - Series
T. Rowe Price California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
T. Rowe Price New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
T. Rowe Price New York Tax-Free Bond Fund	NYB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price New York Tax-Free Money Fund	NYM	Mutual Fund - Series
T. Rowe Price Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	Mutual Fund - Parent
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund	RIB	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 9

AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

and

THE T. ROWE PRICE FUNDS

for

FUND ACCOUNTING AND RELATED ADMINISTRATIVE SERVICES

The Agreement for Fund Accounting and Related Administrative Services of August 1, 2015, between T. Rowe Price Associates, Inc. and each of the Parties listed on Exhibit A thereto, is hereby amended as of November 3, 2015, April 27, 2016, July 19, 2016, August 1, 2016, October 25, 2016, April 18, 2017, July 17, 2017, October 30, 2017, and August 9, 2018 by replacing Exhibit A, in its entirety, with amended Exhibit A, attached hereto as Attachment A, by adding T. Rowe Price Dynamic Credit Fund as a Mutual Fund − Series on behalf of T. Rowe Price International Funds, Inc.; by changing the name of T. Rowe Price Media & Telecommunications Fund, Inc. to T. Rowe Price Communications & Technology Fund, Inc.; and by removing T. Rowe Price Institutional Credit Opportunities Fund and T. Rowe Price Institutional Global Multi-Sector Bond Fund on behalf of T. Rowe Price Institutional Income Funds, Inc.

T. ROWE PRICE FUNDS	T. ROWE PRICE ASSOCIATES, INC.
/s/Darrell N. Braman Darrell N. Braman Vice President	/s/ David Oestreicher David Oestreicher Vice President

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund, Inc.	CAF	Mutual Fund - Parent
T. Rowe Price Capital Appreciation & Income Fund, Inc.	CAN	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Communications & Technology Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund, Inc.	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund - Parent
T. Rowe Price GNMA Fund, Inc.	GMA	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	Mutual Fund - Parent
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Dynamic Credit Fund	DCF	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price International Value Equity Fund	IGI	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	MSR	Mutual Fund - Parent
T. Rowe Price New America Growth Fund, Inc.	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Funds, Inc.	STT	Mutual Fund - Parent
T. Rowe Price California Tax-Free Bond Fund	CAB	Mutual Fund - Series
T. Rowe Price California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
T. Rowe Price New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
T. Rowe Price New York Tax-Free Bond Fund	NYB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price New York Tax-Free Money Fund	NYM	Mutual Fund - Series
T. Rowe Price Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	Mutual Fund - Parent
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund	RIB	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 10

AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

and

THE T. ROWE PRICE FUNDS

for

FUND ACCOUNTING AND RELATED ADMINISTRATIVE SERVICES

The Agreement for Fund Accounting and Related Administrative Services of August 1, 2015, between T. Rowe Price Associates, Inc. and each of the Parties listed on Exhibit A thereto, is hereby amended as of November 3, 2015, April 27, 2016, July 19, 2016, August 1, 2016, October 25, 2016, April 18, 2017, July 17, 2017, October 30, 2017, August 9, 2018, and August 1, 2019, by replacing Exhibit A, in its entirety, with amended Exhibit A, attached hereto as Attachment A, by removing T. Rowe Price Capital Appreciation & Income Fund, Inc.; by changing the name of T. Rowe Price Capital Opportunity Fund, Inc. to T. Rowe Price U.S. Equity Research Fund, Inc.; by changing the name of T. Rowe Price Personal Strategy Balanced Portfolio, on behalf of T. Rowe Price Equity Series, Inc., to T. Rowe Price Moderate Allocation Portfolio; by removing T. Rowe Price Institutional International Bond Fund on behalf of T. Rowe Price Institutional International Funds, Inc.; by changing the name of T. Rowe Price Institutional International Concentrated Equity Fund, on behalf of T. Rowe Price Institutional International Funds, Inc., to T. Rowe Price Institutional International Disciplined Equity Fund; by adding T. Rowe Price China Evolution Equity Fund as a Mutual Fund − Series on behalf of T. Rowe Price International Funds, Inc.; by changing the name of T. Rowe Price Emerging Markets Value Stock Fund, on behalf of T. Rowe Price International Funds, Inc., to T. Rowe Price Emerging Markets Discovery Fund; and by changing the name of T. Rowe Price International Concentrated Equity Fund, on behalf of T. Rowe Price International Funds, Inc., to T. Rowe Price International Disciplined Equity Fund.

T. ROWE PRICE FUNDS	T. ROWE PRICE ASSOCIATES, INC.
/s/Darrell N. Braman Darrell N. Braman Vice President	/s/ David Oestreicher David Oestreicher Vice President

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund, Inc.	CAF	Mutual Fund - Parent
T. Rowe Price Communications & Technology Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund, Inc.	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price Moderate Allocation Portfolio	PSP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund - Parent
T. Rowe Price GNMA Fund, Inc.	GMA	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	Mutual Fund - Parent
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Disciplined Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price China Evolution Equity Fund	CEE	Mutual Fund - Series
T. Rowe Price Dynamic Credit Fund	DCF	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Discovery Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	Mutual Fund - Series
T. Rowe Price International Disciplined Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price International Value Equity Fund	IGI	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	MSR	Mutual Fund - Parent
T. Rowe Price New America Growth Fund, Inc.	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Funds, Inc.	STT	Mutual Fund - Parent
T. Rowe Price California Tax-Free Bond Fund	CAB	Mutual Fund - Series
T. Rowe Price California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
T. Rowe Price New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
T. Rowe Price New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
T. Rowe Price New York Tax-Free Money Fund	NYM	Mutual Fund - Series
T. Rowe Price Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	Mutual Fund - Parent
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Equity Research Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund	RIB	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 11

AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

and

THE T. ROWE PRICE FUNDS

for

FUND ACCOUNTING AND RELATED ADMINISTRATIVE SERVICES

The Agreement for Fund Accounting and Related Administrative Services of August 1, 2015, between T. Rowe Price Associates, Inc. and each of the Parties listed on Exhibit A thereto, is hereby amended as of November 3, 2015, April 27, 2016, July 19, 2016, August 1, 2016, October 25, 2016, April 18, 2017, July 17, 2017, October 30, 2017, August 9, 2018, August 1, 2019, and June 5, 2020, by replacing Exhibit A, in its entirety, with amended Exhibit A, attached hereto as Attachment A, by changing the name of T. Rowe Price Institutional Equity Funds, Inc. to T. Rowe Price Equity Funds, Inc. and on behalf of its separate series, by changing the name of T. Rowe Price Institutional Large-Cap Growth Fund to T. Rowe Price Large-Cap Growth Fund and T. Rowe Price Institutional Large-Cap Value Fund to T. Rowe Price Large-Cap Value Fund; by changing the name of T. Rowe Price Institutional International Funds, Inc. to T. Rowe Price Global Funds, Inc. and on behalf of its separate series, by changing the name of T. Rowe Price Institutional Global Value Equity Fund to T. Rowe Price Global Value Equity Fund and by removing T. Rowe Price Institutional Africa & Middle East Fund, T. Rowe Price Institutional Frontier Markets Equity Fund, T. Rowe Price Global Focused Growth Equity Fund, and T. Rowe Price Institutional Global Growth Equity Fund; by changing the name of T. Rowe Price Personal Strategy Funds, Inc. to T. Rowe Price Spectrum Funds II, Inc. and on behalf of its separate series, by changing the name of T. Rowe Price Personal Strategy Balanced Fund to T. Rowe Price Spectrum Moderate Allocation Fund, T. Rowe Price Personal Strategy Growth Fund to T. Rowe Price Spectrum Moderate Growth Allocation Fund, and T. Rowe Price Personal Strategy Income Fund to T. Rowe Price Spectrum Conservative Allocation Fund; by adding T. Rowe Price Short Duration Income Fund as a Mutual Fund − Series on behalf of T. Rowe Price Short-Term Bond, Inc.; and by adding each of T. Rowe Price Retirement 2065 Fund, T. Rowe Price Retirement I 2065 Fund—I Class, and T. Rowe Price Target 2065 Fund as a Mutual Fund − Series on behalf of T. Rowe Price Retirement Funds, Inc.

T. ROWE PRICE FUNDS	T. ROWE PRICE ASSOCIATES, INC.
/s/Darrell N. Braman Darrell N. Braman Vice President	/s/ David Oestreicher David Oestreicher Vice President

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund, Inc.	CAF	Mutual Fund - Parent
T. Rowe Price Communications & Technology Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Equity Income Fund, Inc.	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Moderate Allocation Portfolio	PSP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Disciplined Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund - Parent
T. Rowe Price GNMA Fund, Inc.	GMA	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	Mutual Fund - Parent
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price China Evolution Equity Fund	CEE	Mutual Fund - Series
T. Rowe Price Dynamic Credit Fund	DCF	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Discovery Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	Mutual Fund - Series
T. Rowe Price International Disciplined Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price International Value Equity Fund	IGI	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	MSR	Mutual Fund - Parent
T. Rowe Price New America Growth Fund, Inc.	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Short Duration Income Fund	SDI	Mutual Fund - Series
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price Spectrum Funds II, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Spectrum Conservative Allocation Fund	PSI	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Allocation Fund	PSB	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Growth Allocation Fund	PSG	Mutual Fund - Series
T. Rowe Price State Tax-Free Funds, Inc.	STT	Mutual Fund - Parent
T. Rowe Price California Tax-Free Bond Fund	CAB	Mutual Fund - Series
T. Rowe Price California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
T. Rowe Price New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
T. Rowe Price New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
T. Rowe Price New York Tax-Free Money Fund	NYM	Mutual Fund - Series
T. Rowe Price Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	Mutual Fund - Parent
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Equity Research Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement 2065 Fund	RPO	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund	RIB	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement I 2065 Fund—I Class	RRI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Target 2065 Fund	TRQ	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series